As filed with the Securities and Exchange Commission on September 8, 2005

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21316

KENSINGTON FUNDS

(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200 C, Orinda, CA 94563

(Address of principal executive offices) (Zip code)

US Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, California 91741

(Name and address of agent for service)

(800) 253-2949

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

Item 1. Report to Stockholders.

SEMIANNUAL REPORT

SIX MONTHS ENDED JUNE 30, 2005

THE KENSINGTON FUNDS

Real Estate Securities Fund
Select Income Fund
Strategic Realty Fund

MANAGED PORTFOLIOS OF
REAL ESTATE SECURITIES

Income Oriented
Value Driven

THE KENSINGTON FUNDS

TABLE OF CONTENTS

A NOTE FROM THE PRESIDENT	1

KENSINGTON REAL ESTATE SECURITIES FUND
Results at a glance	4
Management’s discussion and analysis	6
Expense example	8
Schedule of portfolio investments	10
Statement of assets and liabilities	12
Statements of operations	13
Statements of changes in net assets	14
Financial highlights	16
Other share class results	18

KENSINGTON SELECT INCOME FUND
Results at a glance	20
Management’s discussion and analysis	22
Expense example	24
Schedule of portfolio investments	26
Statement of assets and liabilities	30
Statements of operations	31
Statements of changes in net assets	32
Statements of cash flows	34
Financial highlights	36
Other share class results	38

KENSINGTON STRATEGIC REALTY FUND
Results at a glance	40
Management’s discussion and analysis	42
Expense example	44
Schedule of portfolio investments	46
Statement of assets and liabilities	49
Statements of operations	50
Statements of changes in net assets	51
Statements of cash flows	53
Financial highlights	54
Other share class results	56

NOTES TO THE FINANCIAL STATEMENTS	58

Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By themselves the Funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to tolerate changes in the value of their investments.

The foregoing information and opinions are for general information only. The Kensington Funds and Kensington Investment Group, Inc. do not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

THE KENSINGTON FUNDS

A NOTE FROM THE PRESIDENT

Dear Shareholder,

Through the first half of 2005, Real Estate Investment Trusts (REITs) performed consistent with their long-term profile – offering competitive returns to stocks with lower volatility. Current dividend income continued to be a substantial component of REIT returns.

After a first quarter decline, REITs recovered in the second quarter, bringing total returns for the first half of 2005 to 4.9% and the trailing 1-year return to just over 30%1, well ahead of the returns posted by the S&P 500 Index.

We believe real estate securities’ upward momentum in 2005 has been driven by several factors.

•	Economic news was generally positive – upward revisions to first quarter GDP, continued job growth and steadfast consumer spending all helped REIT performance.

•	The first half of the year was also marked by a continuation of merger and acquisition activity that began in mid-2004. A total of seven REIT buyouts occurred over the last year, totaling over $26 billion in value. All transacted at significant premiums to their stock price and Wall Street assessments of the company’s underlying property value. This culminated in a number of upward revisions to estimates of underlying property values, reaffirming our conviction that REITs are reasonably priced relative to the value of their underlying properties.

•	Finally, long-term interest rates have remained stubbornly low. This has prolonged the scarcity of yield-oriented investment options, supporting a widely accepted prediction: a low-return investment environment is likely to define the foreseeable future.

INVESTMENT OUTLOOK

Determining whether real estate securities values are rich or discounted – an inexhaustible debate and fodder for headlines – is integral to our investment process. At the heart of this process is a conviction that underlying real estate fundamentals ultimately determine REIT returns.

Therefore, our investment team first looks at the business prospects of commercial real estate companies – specifically, the potential for cash flow growth, asset appreciation and the quality of management, which we believe to be the most essential ingredients to building shareholder value. We then look at real estate securities valuation levels to determine the attractiveness of specific investments.

With respect to the prospects for commercial real estate, we see several favorable trends:

•	Construction activity is low and demand for space is increasing.

•	Occupancy and rental rates are improving.

•	Earnings are growing; many REITs exceeded second quarter expectations.

THE KENSINGTON FUNDS

•	Investor demand is broadening as real estate is increasingly being viewed as a core portfolio holding.

With respect to real estate securities valuations, we believe that REITs remain competitive relative to stocks and bonds. As we have expressed in our previous letters, we believe the last several years of above average returns were the result of REITs closing a valuation gap created during the stock market bubble years. We believe REITs were clearly “cheap” several years ago and have traded back up to more normal valuation levels today. For example, as the table below shows:

•	REITs currently trade at 15 times 2005 estimated “funds from operations,” or FFO (REIT earnings). REITs are estimated to deliver 8% growth in FFO in 2006, plus a 5% dividend yield.[2]

•	By contrast, the S&P 500, which is trading at 17 times earnings, offers a yield of only 2% and is estimated to deliver 5% earnings growth next year.

RELATIVE VALUATIONS

	Dividend Yield	Projected Earnings Growth ’06 v. ’05	Price to Earnings[3] “P/E”
NAREIT Composite Index	5%	8%	15
S&P 500 Index	2%	5%	17

Any forecasts made cannot be guaranteed.

The primary risk to our outlook is an unexpected slowdown in the U.S. economy or a broad based decline in U.S. financial markets. While this would hurt REITs, it would also negatively impact broader equity markets.

Additionally, widespread perception of the real estate securities sector as “fixed-income“ in nature causes many investors to assume that REITs carry above average interest rate risk. This belief persists despite REITs’ long-term track record of low correlations to interest rates. While we may see volatility fueled by this misperception, REITs have long served as a tool to hedge inflation, as they are able to increase dividends during times of economic expansion.

CONCLUSION

We anticipate continued growth in the economy, marked by low inflation and modestly increasing interest rates. Given the lack of compelling income-oriented investment alternatives to REITs, plus the ability of REITs to increase dividends, there appears to be ample cash on the sidelines earmarked for real estate investment. Thus, we expect real estate values to continue to hold up well through shifts in economic cycles, as we witnessed over the past few years.

A more detailed discussion of our individual funds follows. Thank you again for the trust you have placed in us.

Sincerely,

JOHN KRAMER
President
Kensington Investment Group
and The Kensington Investment Committee

[1]	Source: NAREIT Composite Index as of 6/30/05.

[2]	Source: Hunter Express as of 6/30/05.

[3]	Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

KENSINGTON REAL ESTATE SECURITIES FUND

RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN FOR PERIOD ENDED JUNE 30, 2005 WITH ALL DISTRIBUTIONS REINVESTED	ONE YEAR	SINCE INCEPTION (12/31/02)
Real Estate Securities Fund at NAV
	30.67%	28.29%
with sales load	23.18%	25.28%
MSCI US REIT Index[1]	32.93%	29.62%
S&P 500 Index[2]	6.32%	14.90%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%.

[1]	The MSCI US REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index was developed with a base value as of December 31, 1994.

[2]	The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

Results for other share classes can be found on page 18.

PORTFOLIO HOLDINGS % OF NET INVESTED BY PROPERTY TYPE

As of 6/30/05. Portfolio holdings subject to change.

GROWTH OF A $10,000 INVESTMENT
Period from Fund inception on December 31, 2002 to June 30, 2005

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The MSCI U.S. REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index was developed with a base value as of December 31, 1994. The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended June 30, 2005:

CLASS A SHARES*	One Year	Since Inception (12/31/02)
reflecting 5.75% maximum sales charge	23.18%	25.28%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*	Performance for other share classes can be found on page 18.

KENSINGTON REAL ESTATE SECURITIES FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Real Estate Securities Fund is designed for investors looking to maintain a commitment to real estate in their portfolios, with a focus on large, high quality companies whose assets and business plans are consistent with a core real estate strategy. The Fund seeks total return from both capital appreciation and current income through investing in a portfolio of real estate securities.

The Kensington Real Estate Securities Fund generated positive performance for the first half of 2005, posting a total return of 5.90% (A shares).1 The benchmark MSCI U.S. REIT Index, by comparison, has a year-to-date return of 6.35%.2 The Kensington Real Estate Securities Fund met its yield objective, paying quarterly dividends during the six-month period ending June 30, 2005 which brings the Fund’s trailing twelve-month dividend yield to 2.44%.3 The Fund’s 30-day SEC yield is 2.49%.

INVESTMENT STRATEGY

The Fund continues to be positioned to take advantage of improved economic growth by focusing on real estate companies with shorter-term leases and greater potential for internal growth. Shorter leases allow companies to more quickly convert economic growth into increased rent. Overall, the Fund owns a targeted list of companies – currently 42 holdings out of approximately 300 stocks in the real estate securities universe.

Regarding portfolio strategy, we have maintained our overweight position in office and hotel sectors because we believe they are poised to enjoy the greatest growth in occupancy and rents. We continue to be slightly underweight multi-family companies due to valuation concerns. The multi-family sector outperformed during the second quarter, hindering the Fund’s performance versus its benchmark. In a distinct change from last year, we have positioned the Fund to gain increased exposure to regional malls. Regional mall properties are supported by strong fundamentals and restricted supply, and are consistent with our shift toward shorter duration leases.

Vornado Realty, one of the Fund’s top holdings, is a good example of the type of company the Fund seeks to own. Vornado Realty is a diversified REIT that owns primarily office and retail properties with a geographic concentration in New York City, Washington D.C. and Chicago. Vornado has a remarkable track record of building shareholder value. They have a 10-year compound annual growth rate in FFO (REIT earnings) of approximately 17%, while growing dividends over the same period at approximately 10%. Vornado recently became the eighth REIT to be included in the S&P 500.

In terms of concerns, while there is always a risk of near term price volatility, we feel the primary risks to commercial real estate companies, such as economic weakness or sudden interest rate increases, would affect the broader equities markets as well.

IN CONCLUSION

In an environment with 3.5% GDP growth, commercial real estate companies should be able to lease up vacant space and grow rents. We anticipate 6% to 8% earnings (FFO) growth over the next several years, which should generate total returns in line with the long-term historical average for real estate companies and competitive with stocks and bonds. We remain confident that our income oriented, value driven investment approach is an excellent way to include real estate’s competitive returns in your portfolio.

JOEL BEAM
Portfolio Manager

[1]	Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge but after fees and expenses). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for A shares is 30.67% (23.18% reflecting the maximum sales charge). Past performance is not predictive of future performance.

[2]	The MSCI U.S. REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. An investor cannot invest directly in an index.

[3]	Kensington Real Estate Securities dividend rate is the sum of the trailing 12 months of dividends (for Class A shares) divided by the 6/30/05 NAV.

Fund holdings are subject to change and are not a recommendation to buy or sell any security. See page 10 for current fund holdings information.

KENSINGTON REAL ESTATE SECURITIES FUND

EXPENSE EXAMPLE

As a shareholder of the Kensington Real Estate Securities Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were include, your costs would have been higher.

Kensington Real Estate Securities Fund Class A	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,059.00	$7.40
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25

Kensington Real Estate Securities Fund Class B	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,054.70	$11.21
Hypothetical (5% return before expenses)	$1,000.00	$1,013.88	$10.99

Kensington Real Estate Securities Fund Class C	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,055.10	$11.21
Hypothetical (5% return before expenses)	$1,000.00	$1,013.88	$10.99

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45% for Class A, 2.20% for Class B and 2.20% for Class C multiplied by the average account value over the period, multiplied by 181/365 in the most recent fiscal half-year/365 to reflect the one-half year period.

KENSINGTON REAL ESTATE SECURITIES FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2005 (Unaudited)

	Shares	Market Value($)
Real Estate Common Stock (103.3%)

Diversified (7.6%)
Duke Realty Corporation	34,900	1,104,934
Liberty Property Trust	25,860	1,145,857
Vornado Realty Trust	25,750	2,070,300
		4,321,091
Healthcare (5.7%)
Medical Properties Trust 144A1	142,900	1,436,145
Nationwide Health Properties, Incorporated	21,700	512,337
Ventas, Incorporated	42,500	1,283,500
		3,231,982
Hotel (8.8%)
Ashford Hospitality Trust	77,800	840,240
Hilton Hotels Corporation	30,400	725,040
Starwood Hotels & Resorts Worldwide, Incorporated	38,500	2,254,945
Sunstone Hotel Investors, Incorporated	51,000	1,237,260
		5,057,485
Industrial (6.9%)
EastGroup Properties, Incorporated	26,616	1,120,800
ProLogis Trust	70,060	2,819,214
		3,940,014
Mortgage (2.6%)
iStar Financial, Incorporated	36,300	1,509,717

Multifamily (14.6%)
Avalonbay Communities, Incorporated	20,950	1,692,760
Camden Property Trust	19,430	1,044,362
Equity Residential Properties Trust	78,220	2,880,060
Home Properties of New York, Incorporated	25,900	1,114,218
Mid-America Apartment Communities, Incorporated	11,600	526,872
United Dominion Realty Trust, Incorporated	46,000	1,106,300
		8,364,572
Office (24.2%)
Boston Properties, Incorporated	32,375	2,266,250
Brookfield Properties Corporation	65,400	1,883,520
CarrAmerica Realty Corporation	32,550	1,177,659
CRT Properties, Incorporated	100,000	2,730,000
Equity Office Properties	53,800	1,780,780
Kilroy Realty Corporation	13,100	622,119
Mack-Cali Realty Corporation	25,275	1,144,957
Prentiss Properties Trust	46,950	1,710,858
SL Green Realty Corporation	8,600	554,700
		13,870,843

See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2005 (Unaudited) (continued)

	Shares or Principal Amount	Market Value($)
Retail (30.2%)
Acadia Realty Trust	87,600	1,633,740
Developers Diversified Realty Corporation	23,300	1,070,868
Federal Realty Investment Trust	10,850	640,150
General Growth Properties, Incorporated	68,135	2,799,667
Inland Real Estate Corporation	41,700	670,536
Kimco Realty Corporation	25,600	1,508,096
Macerich Company	17,000	1,139,850
Ramco-Gershenson Properties Trust	45,600	1,335,168
Regency Centers Corporation	24,185	1,383,382
Simon Property Group, Incorporated	52,200	3,783,978
Tanger Factory Outlet Centers, Incorporated	20,316	547,110
Taubman Centers Incorporated	23,000	784,070
		17,296,615
Storage (2.7%)
Public Storage, Incorporated	24,695	1,561,959
Total Real Estate Common Stock		59,154,278

Repurchase Agreement (1.0%)
Custodial Trust Company, 2.800%, dated 06/30/05, due 07/01/05, repurchase price $556,326 (collateralized by U.S. Treasury Bond, 6.125%, 11/15/27, valued $573,586)	$556,283	556,283

Total Investments (Cost $49,215,776)[2] – 104.3%		59,710,561
Other liabilities in excess of assets – 4.3%		(2,448,792)
NET ASSETS – 100.0%		$57,261,769

[1]	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.
[2]	The aggregate cost of securities for federal income tax purposes was $49,276,965. Net unrealized appreciation/depreciation for federal income tax purposes at June 30, 2005 is as follows:

Unrealized appreciation	$10,446,173
Unrealized depreciation	(12,576)
Net unrealized appreciation	$10,433,597

See accompanying notes to the financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (Unaudited)

ASSETS
Investments, at value (cost $48,659,493)	$59,154,278
Repurchase agreements, at cost	556,283
Total Investments, (cost $49,215,776)	59,710,561
Interest and dividends receivable	251,153
Receivables from investment securities sold	1,159,452
Receivable for capital shares issued	100,568
Prepaid expenses	41,188
Total Assets	61,262,922

LIABILITIES
Payables for investments purchased	3,917,401
Payable for capital shares redeemed	65
Accrued expenses and other payables
Investment advisory fees	43,864
Distribution fees	23,963
Administrative services plan fee	745
Administration, fund accounting and transfer agent fees	11,098
Other	4,017
Total Liabilities	4,001,153

NET ASSETS	$57,261,769
Capital	$43,307,377
Undistributed net investment income	131,821
Undistributed realized gains on investments	3,327,786
Net unrealized appreciation on investments	10,494,785
Net Assets	$57,261,769

Class A
Net Assets	$36,542,272
Shares outstanding	890,137
Redemption price per share	$ 41.05
Maximum Sales Charge – Class A	5.75%
Maximum Offering Price
[100%/(100% – Maximum Sales Charge) of net asset
value adjusted to the nearest cent] per share	$ 43.56
Class B
Net Assets	$ 3,486,011
Shares outstanding	85,305
Offering and redemption price per share[1]	$ 40.86
Class C
Net Assets	$17,233,486
Shares outstanding	422,282
Offering and redemption price per share[1]	$ 40.81

1 Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005 (Unaudited)

INVESTMENT INCOME
Dividend income	$1,012,344
Interest income	8,380
Total Investment Income	1,020,724

EXPENSES
Investment advisory fees	195,513
Distribution fees
Class A	35,392
Class B	14,996
Class C	73,450
Administration, fund accounting and transfer agent fees	24,102
Administrative services plan fees	14,228
State registration fees	9,069
Custodian fees	4,348
Printing fees	2,649
Legal fees	2,726
Audit fees	1,571
Insurance expense	738
Trustees’ fees	425
Other expenses	3,854
Total expenses before waivers	383,061
Less expenses waived/reimbursed by the Adviser	17,458
Net Expenses	400,519
Net Investment Income	620,205

REALIZED/UNREALIZED GAINS FROM INVESTMENTS
Net realized gains from investments	3,362,333
Change in unrealized appreciation/depreciation from investments	4,301,076
Net realized/unrealized gains from investments	7,663,409
Change in net assets resulting from operations	$8,283,614

See accompanying notes to the financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)	YEAR ENDED DECEMBER 31, 2004
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$620,205	$556,573
Net realized gains from investments	3,362,333	1,216,463
Net change in unrealized appreciation/depreciation from investments	4,301,076	5,238,107
Change in net assets resulting from operations	8,283,614	7,011,143

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(334,436)	(414,353)
From net realized gains from investments	–	(606,360)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(25,864)	(50,249)
From net realized gains from investments	–	(91,952)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(128,084)	(269,315)
From net realized gains from investments	–	(430,083)
Change in net assets from distributions to shareholders	(488,384)	(1,862,312)

CAPITAL TRANSACTIONS
Proceeds from shares issued	4,645,399	22,752,182
Shares issued in reinvestment of distributions	394,661	1,627,719
Proceeds from shares issued from merger	16,067,518	–
Payments for shares redeemed	(9,073,139)	(4,071,651)
Redemption fees	–	–
Change in net assets from capital transactions	12,034,439	20,308,250
Change in net assets	19,829,669	25,457,081

NET ASSETS
Beginning of period	37,432,100	11,975,019
End of period	$57,261,769	$37,432,100
Undistributed net investment income	$131,821	$–

See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)	YEAR ENDED DECEMBER 31, 2004
Capital Transactions:
Class A:
Proceeds from shares issued	$2,173,573	$13,886,123
Dividends reinvested	263,776	897,527
Shares issued from merger	15,454,613	–
Cost of shares redeemed	(7,815,520)	(2,778,174)
Redemption fees	–	–
Change	$10,076,442	$5,071,182
Class B:
Proceeds from shares issued	$469,386	$1,744,171
Dividends reinvested	20,897	121,615
Cost of shares redeemed	(195,671)	(153,134)
Redemption fees	–	–
Change	$294,612	$815,227
Class C:
Proceeds from shares issued	$2,002,440	$7,121,888
Dividends reinvested	109,988	608,577
Shares issued from merger	612,905	–
Cost of shares redeemed	(1,061,948)	(1,140,343)
Redemption fees	–	–
Change	$1,663,385	$4,977,548

Share Transactions:
Class A:
Issued	147,550	403,848
Reinvested	6,729	24,391
Shares issued from merger	427,277	–
Redeemed	(208,822)	(84,706)
Change	372,734	170,642
Class B:
Issued	12,374	50,588
Reinvested	538	3,305
Redeemed	(5,279)	(4,462)
Change	7,633	27,838
Class C:
Issued	69,513	207,392
Reinvested	2,834	16,638
Shares issued from merger	17,039	–
Redeemed	(28,727)	(32,912)
Change	60,659	170,101

See accompanying notes to the financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Less Dividends
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gains on Investments	Total From Investment Activities	Net Investment Income	Net Realized Gains
Kensington Real Estate Securities Fund Class A
Period Ended June 30, 2005 (Unaudited)	$39.22	0.55	(g)	1.74	2.29	(0.46)	–
Year Ended December 31, 2004	$32.21	0.91	(g)	8.53	9.44	(1.16)	(1.27)
Period Ended December 31, 2003*	$25.41	0.83		7.14	7.97	(1.02)	(0.15)
Period Ended March 31, 2003**	$25.00	0.25		0.38	0.63	(0.22)	–

Kensington Real Estate Securities Fund Class B
Period Ended June 30, 2005 (Unaudited)	$39.06	0.38	(g)	1.74	2.12	(0.32)	–
Year Ended December 31, 2004	$32.12	0.67	(g)	7.28	7.95	(0.93)	(0.08)
Period Ended December 31, 2003*	$25.40	0.70		7.06	7.76	(0.89)	(0.15)
Period Ended March 31, 2003**	$25.00	0.21		0.37	0.58	(0.18)	–

Kensington Real Estate Securities Fund Class C
Period Ended June 30, 2005 (Unaudited)	$39.00	0.38	(g)	1.75	2.13	(0.32)	–
Year Ended December 31, 2004	$32.07	0.68	(g)	7.26	7.94	(0.93)	(0.08)
Period Ended December 31, 2003*	$25.40	0.69		7.04	7.73	(0.91)	(0.15)
Period Ended March 31, 2003**	$25.00	0.21		0.37	0.58	(0.18)	–

*	A nine month period due to year end change from March 31 to December 31.
**	From commencement of operations on December 31, 2002.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Includes waived fees and reimbursed expenses.
(e)	Excludes waived fees and reimbursed expenses.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Computed using the average share method.

See accompanying notes to the financial statements.

from				Ratios/Supplemental Data
Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets (c)(e)	Portfolio Turnover (f)

(0.46)	–	$41.05	30.67%	$36,542	1.45%	3.08%	1.37%	48.08%
(2.43)	–	$39.22	30.04%	$20,294	1.45%	2.73%	1.84%	111.71%
(1.17)	–	$32.21	31.86%	$5,600	1.45%	4.11%	3.56%	87.64%
(0.22)	–	$25.41	2.55%	$82	1.45%	4.13%	–	13.10%

(0.32)	–	$40.86	29.65%	$3,486	2.20%	2.03%	2.12%	48.08%
(1.01)	–	$39.06	29.06%	$3,034	2.20%	1.98%	2.59%	111.71%
(1.04)	–	$32.12	30.99%	$907	2.20%	3.33%	4.31%	87.64%
(0.18)	–	$25.40	2.34%	$10	2.20%	3.38%	–	13.10%

(0.32)	–	$40.81	29.70%	$17,233	2.20%	2.09%	2.12%	48.08%
(1.01)	–	$39.00	29.08%	$14,105	2.20%	1.98%	2.59%	111.71%
(1.06)	–	$32.07	30.88%	$5,468	2.20%	3.36%	4.31%	87.64%
(0.18)	–	$25.40	2.34%	$10	2.20%	3.38%	–	13.10%

KENSINGTON REAL ESTATE SECURITIES FUND

OTHER SHARE CLASS RESULTS (Unaudited)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED JUNE 30, 2005 WITH ALL DISTRIBUTIONS REINVESTED	ONE YEAR	SINCE INCEPTION (12/31/02)
CLASS B SHARES not reflecting CDSC*	29.65%	27.25%
reflecting applicable CDSC	24.65%	26.41%

CLASS C SHARES not reflecting CDSC*	29.70%	27.24%
reflecting applicable CDSC	28.70%	27.24%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

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KENSINGTON SELECT INCOME FUND

RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN FOR PERIODS ENDED JUNE 30, 2005 WITH ALL DISTRIBUTIONS REINVESTED	ONE YEAR	THREE YEAR	SINCE INCEPTION[1] (3/30/01)
Select Income Fund at NAV[1]	11.30%	17.29%	21.44%
with sales load	4.92%	15.00%	19.53%
Merrill Lynch Preferred Index[2]	5.11%	7.38%	7.65%
NAREIT Composite Index[3]	30.41%	23.85%	22.91%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%.

[1]	While the Class A shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.
[2]	The Merrill Lynch Preferred Index is a market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research.
[3]	The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

Results for other share classes can be found on page 38.

PORTFOLIO HOLDINGS % OF NET INVESTED BY PROPERTY TYPE

As of 6/30/05. Portfolio holdings subject to change.

GROWTH OF A $10,000 INVESTMENT
Period from Fund inception on March 30, 2001 to June 30, 2005

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971. The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended June 30, 2005:

CLASS A SHARES*	One Year	Three Year	Since Inception (3/30/01)
reflecting 5.75% maximum sales charge	8.33%	10.90%	17.61%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*Performance for other share classes can be found on page 38.

KENSINGTON SELECT INCOME FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Select Income Fund is designed for investors seeking a relatively high dividend yield with the potential for modest growth over time.

The Kensington Select Income Fund continued to meet its yield objective, maintaining its quarterly dividend rate during the six-months ended June 30, 2005. This brings the Fund’s trailing twelve-month dividend yield to 7.23%.1 The Fund’s 30-day SEC yield is 6.20%.

The Fund’s dividend yield continued to be well above yields on other equity market alternatives and government bonds. For example, at the end of this reporting period, the S&P 500 dividend yield is 2.05% and the dividend yield on a 10-Year Treasury Note is 4.01%.2,3

On a total return basis, the Kensington Select Income Fund has returned 1.96% through the first six months of 2005.4 The Merrill Lynch Preferred Index, by comparison, has returned in 0.14% year to date.5 The compelling returns of the Fund, together with low standard deviation of only 8.2% since inception, cause us to remain pleased with the overall performance profile.

INVESTMENT STRATEGY

The Fund’s portfolio is well diversified, both geographically and by property type, as it holds over 120 securities issued by a wide range of real estate companies. As of June 30, 2005, approximately 81% of the Fund’s assets were invested in senior securities – primarily preferred stocks – issued by real estate companies. Preferred shares have a priority claim on the cash flow and underlying assets of these companies. Therefore, with respect to preferred securities, we are focused primarily on credit quality and interest rate risk.

We remain very comfortable with the portfolio’s credit quality. Dividends from the senior securities the Fund owns remain quite secure; on a weighted average basis the portfolio generates over $2.00 in cash flow for every $1.00 of fixed charges (i.e. preferred dividends plus interest on debt).

Dividend yields in the REIT preferred sector currently average approximately 3.0% above 10-year Treasury yields, a comfortable cushion by historical standards.6 We believe an anticipated increase in interest rates is somewhat reflected in current market prices. Therefore, a modest rise in 10-year Treasury yields should have a less dramatic effect on REIT senior securities than it may have on more fully priced fixed income assets. Of course, sudden moves in interest rates or disruptions in the capital markets would probably result in price volatility.

The remaining 19% of the Fund’s portfolio not invested in senior securities is invested in common stocks of similar issuers. As we have mentioned in past reports, we have been increasing the Fund’s investments in relatively high-yielding common stocks of real estate companies. While we believe this strategy will increase the dividend growth potential of the Fund’s portfolio, we intend to maintain a majority of the Fund’s assets in senior securities.

IN CONCLUSION

We believe that REIT preferred stocks represent a compelling investment alternative for investors seeking high current income and potential for modest long-term growth of capital, and remain confident that our income oriented, value driven investment approach is an excellent way to include real estate’s competitive returns in your portfolio.

PAUL GRAY Portfolio Manager	JOEL BEAM Portfolio Manager

[1]	Kensington Select Income Fund dividend rate is the sum of the trailing 12 months of dividends (for Class A shares) divided by the 6/30/05 NAV.

[2]	The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. An investor cannot invest directly in an index.

[3]	Source: S&P 500 – Bloomberg as of 7/1/05; 10-Year Treasury Notes – Bloomberg as of 7/1/05. The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are subject to fluctuation in both principal value and return, U.S. Treasury securities are backed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.

[4]	Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge but after fees and expenses). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for A shares is 14.94% (8.33% reflecting the maximum sales charge). Past performance is not predictive of future performance.

[5]	The Merrill Lynch Preferred Index is a market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Stock Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research. An investor cannot invest directly in an index.

[6]	The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

KENSINGTON SELECT INCOME FUND

EXPENSE EXAMPLE

As a shareholder of the Kensington Select Income Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were include, your costs would have been higher.

Kensington Select Income Fund Class A	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,019.50	$10.26
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.24

Kensington Select Income Fund Class B	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,015.80	$13.99
Hypothetical (5% return before expenses)	$1,000.00	$1,010.91	$13.96

Kensington Select Income Fund Class C	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,015.80	$13.99
Hypothetical (5% return before expenses)	$1,000.00	$1,010.91	$13.96

*	Expenses are equal to the Fund’s annualized expense ratio of 2.05% for Class A, 2.80% for Class B and 2.80% for Class C multiplied by the average account value over the period, multiplied by 181/365 in the most recent fiscal half-year/365 to reflect the one-half year period.

KENSINGTON SELECT INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2005 (Unaudited)

	Shares	Market Value($)
Real Estate Common Stock (21.0%)

Hotel (2.5%)
Ashford Hospitality Trust	1,321,200	14,268,960
Hersha Hospitality Trust	873,100	8,329,374
		22,598,334
Mortgage (12.8%)
Anthracite Capital, Incorporated	1,417,700	16,799,745
Arbor Realty Trust, Incorporated	375,800	10,785,460
Bimini Mortgage Management, Incorporated	452,600	6,381,660
Luminent Mortgage Capital, Incorporated	1,965,333	21,205,943
New Century Financial Corporation	334,500	17,210,025
Newcastle Investment Corporation[3]	326,900	9,856,035
RAIT Investment Trust	881,975	26,415,151
Resource Capital Corporation 144A1	425,000	6,375,000
		115,029,019
Net Lease (1.9%)
Spirit Finance Corporation	16,900	198,575
Spirit Finance Corporation 144A1	1,434,400	16,854,200
		17,052,775
Office (3.8%)
American Financial Realty Trust	1,381,400	21,245,932
CRT Properties, Incorporated	458,100	12,506,130
		33,752,062
Total Real Estate Common Stock		188,432,190

Real Estate Preferred Stock (86.2%)

Diversified (6.5%)
Colonial Properties Trust, Series E, 7.62%	712,700	17,461,150
Colonial Properties Trust, Series D, 8.125%	244,500	6,418,125
Cousins Properties, Incorporated, Series A, 7.75%	492,300	12,652,110
Crescent Real Estate Equities Company, Series A, 6.75%	377,800	8,050,918
Crescent Real Estate Equities Company, Series B, 9.50%	390,400	10,439,296
Sizeler Property Investors, Incorporated, Series B, 9.75%[2]	106,300	2,843,525
		57,865,124
Healthcare (7.6%)
LTC Properties, Incorporated, Series F, 8.00%	1,439,300	36,810,098
Nationwide Health Properties, Series A, 7.677%	50,000	5,125,000
Omega Healthcare Investors, Incorporated, Series D, 8.375%	970,000	25,705,000
		67,640,098
Hotel (8.5%)
Ashford Hospitality Trust, Series A, 8.55%	351,500	9,182,937
Boykin Lodging Company, Class A, 10.50%	270,400	7,503,600
Eagle Hospitality, Series A, 8.25%[3]	609,500	15,447,046
FelCor Lodging Trust, Incorporated, Series A, 1.95%	305,500	7,463,365
FelCor Lodging Trust, Incorporated, Series B, 9.00%	57,820	1,478,457

See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2005 (Unaudited) (continued)

	Shares	Market Value($)
Host Marriott Corporation, Series E, 8.875%	479,000	13,172,500
Innkeepers USA Trust, Series C, 8.00%	257,300	6,57 9,161
Sunstone Hotel Investors, Incorporated, Series A, 8.00%	220,000	5,665,000
WestCoast Hospitality Corporation, Series A, 9.50%	102,300	2,721,180
Winston Hotels, Incorporated, Series B, 8.00%	269,000	6,911,955
		76,125,201
Industrial (4.1%)
Bedford Property Investors, Incorporated, Series A, 8.75% 144A1	400,000	19,837,520
Bedford Property Investors, Incorporated, Series B, 7.625%	325,000	8,207,875
EastGroup Properties, Incorporated, Series D, 7.95%	319,200	8,522,640
		36,568,035
Manufactured Housing (2.2%)
Affordable Residential Communities, Series A, 8.25%[3]	779,400	19,718,820
Mortgage (23.4%)
Accredited Mortgage Loan REIT Trust, Series A, 9.75%	663,900	17,540,238
American Home Mortgage Investment Corporation, Series A, 9.75%	216,500	6,092,310
American Home Mortgage Investment Corporation, Series B, 9.25%	646,400	17,233,024
Annaly Mortgage Management, Series A, 7.875%	1,156,000	29,246,800
Anthracite Capital, Incorporated, Series C, 9.375%	823,900	22,162,910
Anworth Mortgage Asset Corporation, Series A, 8.625%	284,300	7,263,865
Impac Mortgage Holdings, Incorporated, Series B, 9.375%	465,000	11,973,750
Impac Mortgage Holdings, Incorporated, Series C, 9.125%	550,000	13,948,000
iStar Financial, Incorporated, Series E, 7.875%	241,300	6,221,920
iStar Financial, Incorporated, Series G, 7.650%	400,000	10,200,000
MFA Mortgage Investments, Incorporated, Series A, 8.50%	564,000	14,664,000
New Century Financial, Series A, 9.125%	700,000	17,710,000
Newcastle Investment Corporation, Series B, 9.75%	302,625	8,140,613
Novastar Financial, Series C, 8.90%[3]	294,300	7,548,795
RAIT Investment Trust, Series A, 7.75%	386,500	9,739,800
Thornburg Mortgage, Incorporated, Series C, 8.00%	400,000	10,076,000
		209,762,025
Multifamily (7.4%)
Apartment Investment & Management Company, Series T, 8.00%	898,500	22,732,050
Apartment Investment & Management Company, Series U, 7.75%	968,700	24,314,370
Associated Estates Realty Corporation, Series B, 8.70%	242,000	6,346,450
Home Properties of New York, Incorporated, Series F, 9.00%	227,000	6,293,575
Mid-America Apartment Communities, Incorporated, Series H, 8.30%	254,800	6,624,800
		66,311,245

See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2005 (Unaudited) (continued)

	Shares	Market Value($)
Net Lease (2.5%)
Capital Automotive REIT, Series A, 7.50%	245,444	6,234,278
Entertainment Properties Trust, Series A, 9.50%	412,200	11,133,522
Entertainment Properties Trust, Series B, 7.75%	200,000	5,072,000
		22,439,800
Office (12.1%)
Alexandria Real Estate Equities, Incorporated, Series C, 8.375%	144,500	3,813,355
Brandywine Realty Trust, Series D, 7.375%	383,000	9,613,300
Corporate Office Properties Trust, Series G, 8.00%	432,300	11,174,955
CRT Properties, Incorporated, Series A, 8.50%	999,300	24,692,703
Highwoods Properties, Incorporated, Series B, 8.00%	300,700	7,562,605
Highwoods Properties, Incorporated, Series D, 8.00%	138,600	3,485,790
Lexington Corporate Properties Trust, Series B, 8.05%	454,100	11,965,535
Maguire Properties, Incorporated, Series A, 7.625%	912,600	23,070,528
Parkway Properties, Incorporated, Series D, 8.00%	486,600	12,751,353
		108,130,124
Other (1.8%)
Digital Realty Trust, Incorporated, Series A, 8.50%	625,000	16,196,875

Retail (10.1%)
CBL & Associates Properties, Incorporated, Series B, 8.75%	48,800	2,598,600
CBL & Associates Properties, Incorporated, Series C, 7.75%	369,000	10,129,050
Glimcher Realty Trust, Series F, 8.75%	500,000	13,395,000
Glimcher Realty Trust, Series G, 8.125%	330,100	8,434,055
Mills Corporation, Series E, 8.75%	550,500	14,918,550
Mills Corporation, Series G, 7.875%	325,000	8,352,500
Pennsylvania Real Estate Investment Trust, Series A, 11.00%	47,000	2,773,000
Saul Centers, Incorporated, Series A, 8.00%	258,000	6,757,020
Taubman Centers Incorporated, Series G, 8.00%	520,000	13,338,000
Urstadt Biddle Properties, Incorporated, Series C, 8.50%	93,500	10,098,000
		90,793,775
Total Real Estate Preferred Stock		771,551,122
Total Real Estate Common and Preferred Stock		959,983,312

Corporate Bond (3.01%)

Diversified (3.01%)
Taberna Preferred Funding, Limited, Series 2005-2A, 8.549%, 11/05/35[1] 144A	$27,000,000	27,000,000
Total Corporate Bonds (Cost $27,000,000) – 3.01%		27,000,000

See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2005 (Unaudited) (continued)

	Principal Amount	Market Value($)
Repurchase Agreement (0.4%)
Custodial Trust Company, 3.375%, dated 06/30/05, due 07/01/05, repurchase price $3,585,911 (collateralized by U.S. Treasury Bonds, 8.000%, 11/15/21, valued $3,691,153)[4]	$3,585,575	3,585,575

Total Investments (Cost $938,533,176)[5] – 110.6%		990,568,887
Liabilities in excess of other assets – (10.6%)		(94,884,970)
NET ASSETS – 100.0%		$895,683,917

[1]	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.
[2]	The Adviser, using Board approved procedures, has deemed all or a portion of the security to be illiquid.
[3]	A portion of the security was on loan at June 30, 2005.
[4]	Security purchased with the cash proceeds from securities loaned.
[5]	The aggregate cost of securities for federal income tax purposes was $938,999,911. Net unrealized appreciation (depreciation) for federal income tax purposes at June 30, 2005 is as follows:

Unrealized appreciation	59,197,547
Unrealized depreciation	(7,676,176)
Net unrealized appreciation	51,521,371

	SHARES	Market Value($)
Securities Sold Short (1.1%)

Real Estate Common Stock (1.1%)
Retail (1.1%)
Realty Income Corporation	389,100	9,743,064
Total Securities Sold Short (Proceeds $8,051,871)		$9,743,064

See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (Unaudited)

ASSETS
Investments, at value[1] (cost $934,947,601)	$986,983,312
Repurchase agreement, at cost	3,585,575
Total Investments, (cost $938,533,176)	990,568,887
Cash	–
Deposits with broker and custodian bank for securities sold short	9,902,595
Interest and dividends receivable	8,270,862
Receivables from investments sold	63,629
Receivable for capital shares issued	1,563,098
Other receivables	33,622
Prepaid expenses	52,724
Total Assets	1,010,455,417
LIABILITIES
Demand loan payable to bank	99,113,875
Securities sold short (proceeds $8,051,871)	9,743,064
Payable for return of collateral received for securities on loan	3,585,575
Payables for investments purchased	251,500
Payable for capital shares redeemed	482,034
Accrued expenses and other payables
Interest expense	174,106
Investment advisory fees	728,235
Distribution fees	383,831
Administration, fund accounting and transfer agent fees	162,864
Administrative services plan fees	80,232
Other	66,184
Total Liabilities	114,771,500
NET ASSETS	$895,683,917
Capital	$831,920,714
Distributions in excess of net investment income	(299,962)
Undistributed net realized gains on investments and securities sold short	13,718,646
Net unrealized appreciation on investments and securities sold short	50,344,519
Net Assets	$895,683,917
Class A
Net Assets	$565,639,751
Shares outstanding	15,492,449
Redemption price per share	$36.51
Maximum Sales Charge – Class A	5.75%
Maximum Offering Price
[100%/(100% – Maximum Sales Charge) of net asset value adjusted to the nearest cent] per share	$38.74
Class B
Net Assets	$84,709,111
Shares outstanding	2,336,350
Offering and redemption price per share[2]	$36.26
Class C
Net Assets	$245,335,055
Shares outstanding	6,778,602
Offering and redemption price per share[2]	$36.19

1 Includes securities on loan of $3,469,347.

2 Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005 (Unaudited)

INVESTMENT INCOME
Dividend income	$38,060,861
Interest income	118,572
Securities lending income	1,924
Total Investment Income	38,181,357

EXPENSES
Investment advisory fees	4,197,278
Distribution fees
Class A	652,517
Class B	410,764
Class C	1,176,446
Custodian fees	70,841
Administration, fund accounting and transfer agent fees	468,616
Administrative services plan fees	155,634
Trustees’ fees	10,377
Legal fees	64,394
Printing fees	41,591
Registration fees	11,326
Audit fees	35,666
Insurance expense	21,083
Dividend expense	272,901
Interest expense	2,153,942
Other expenses	32,568
Total expenses	9,775,944
Net Investment Income	28,405,413

REALIZED/UNREALIZED GAINS (Losses) FROM INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gains from investments and options	12,811,827
Net realized loss on securities sold short	(141,937)
Change in unrealized appreciation (depreciation) from investments, and securities sold short	(25,518,377)
Net realized/unrealized loss from investments and securities sold short	(12,848,487)
Change in net assets resulting from operations	$15,556,926

See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)	YEAR ENDED DECEMBER 31, 2004
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$28,405,413	$55,815,713
Net realized gains from investments and options	12,811,827	24,096,599
Net realized loss on securities sold short	(141,937)	(1,909,488)
Net change in unrealized appreciation (depreciation) from investments, and securities sold short	(25,518,377)	1,390,069
Change in net assets resulting from operations	15,556,926	79,392,893

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(18,562,423)	(26,232,684)
From net realized gains from investments and securities sold short	–	(23,369,417)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(2,616,497)	(3,555,488)
From net realized gains from investments and securities sold short	–	(3,459,407)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(7,526,456)	(10,202,883)
From net realized gains from investments and securities sold short	–	(9,839,569)
Change in net assets from distributions to shareholders	(28,705,376)	(76,659,448)

CAPITAL TRANSACTIONS
Proceeds from shares issued	172,825,648	375,554,511
Shares issued in reinvestment of distributions	20,088,611	55,650,999
Payments for shares redeemed	(139,239,689)	(312,987,651)
Redemption fees	35,778	–
Change in net assets from capital transactions	53,710,348	118,217,859
Change in net assets	40,561,898	120,951,304

NET ASSETS
Beginning of period	855,122,019	734,170,715
End of period	$895,683,917	$855,122,019
Distributions in excess of net investment income	$(299,962)	$–

See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)	YEAR ENDED DECEMBER 31, 2004
CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$143,721,861	$282,319,994
Dividends reinvested	13,134,704	36,322,730
Cost of shares redeemed	(118,090,254)	(259,132,033)
Redemption fees	34,508	–
Change	$38,800,819	$59,510,691
Class B:

Proceeds from shares issued	$4,629,680	$19,934,477
Dividends reinvested	1,665,306	4,651,120
Cost of shares redeemed	(3,472,341)	(6,968,065)
Redemption fees	162	–
Change	$2,822,807	$17,617,532
Class C:
Proceeds from shares issued	$24,474,107	$73,300,040
Dividends reinvested	5,288,601	14,677,149
Cost of shares redeemed	(17,677,094)	(46,887,553)
Redemption fees	1,108	–
Change	$12,086,722	$41,089,636

SHARE TRANSACTIONS:
Class A:
Issued	3,956,329	7,687,609
Reinvested	363,609	997,398
Redeemed	(3,259,870)	(7,151,242)
Change	1,060,068	1,533,765
Class B:
Issued	128,154	555,121
Reinvested	46,420	128,641
Redeemed	(96,411)	(193,300)
Change	78,163	490,462
Class C:
Issued	678,041	2,007,730
Reinvested	147,657	406,385
Redeemed	(491,044)	(1,315,178)
Change	334,654	1,098,937

See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2005 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income	$28,405,413
Adjustments to reconcile net investment income to net cash used in operating activities:
Purchases of investment securities	(165,173,453)
Proceeds from disposition of investments, options and securities sold short	260,242,833
Increase in deposits with broker and custodian bank for securities sold short	1,542,835
Increase in interest and dividends receivable	2,280,565
Decrease in accrued expenses and other payables	(560,561)
Net cash used in operating activities	126,737,632

CASH FLOWS FROM FINANCING ACTIVITIES:
Demand loan payable	(151,168,872)
Proceeds from shares issued	171,963,779
Cost of shares redeemed	(138,915,774)
Cash distributions paid	(8,616,765)
Net cash provided by financing activities	(126,737,632)
Change in cash	–

CASH:
Beginning balance	–
Ending balance	$–

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income of $20,088,611.

See accompanying notes to the financial statements.

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KENSINGTON SELECT INCOME FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Less Dividends
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains on Investments, Options and Securities Sold Short	Total From Investment Activities	Net Investment Income	Net Realized Gains	Return of Capital
Kensington Select Income Fund Class A
Period Ended June 30, 2005 (Unaudited)	$37.07	1.27	(g)	(0.57)	0.70	(1.26)	–	–
Year Ended December 31, 2004	$36.76	2.04		1.92	3.96	(1.95)	(1.70)	–
Period Ended December 31, 2003*	$32.50	1.67		5.07	6.74	(1.95)	(0.53)	–
Year Ended March 31, 2003	$31.18	2.57		1.29	3.86	(2.54)	–	–
Period Ended March 31, 2002**	$25.00	2.51		6.29	8.80	(2.58)	–	(0.04)

Kensington Select Income Fund Class B
Period Ended June 30, 2005 (Unaudited)	$36.84	1.13	(g)	(0.57)	0.56	(1.14)	–	–
Year Ended December 31, 2004	$36.57	1.80		1.85	3.65	(1.74)	(1.64)	–
Period Ended December 31, 2003*	$32.35	1.47		5.04	6.51	(1.76)	(0.53)	–
Year Ended March 31, 2003	$31.08	2.26		1.35	3.61	(2.34)	–	–
Period Ended March 31, 2002**	$25.00	2.45		6.12	8.57	(2.45)	–	(0.04)

Kensington Select Income Fund Class C
Period Ended June 30, 2005 (Unaudited)	$36.77	1.13	(g)	(0.57)	0.56	(1.14)	–	–
Year Ended December 31, 2004	$36.51	1.82		1.82	3.64	(1.74)	(1.64)	–
Period Ended December 31, 2003*	$32.30	1.48		5.02	6.50	(1.76)	(0.53)	–
Year Ended March 31, 2003	$31.06	2.28		1.31	3.59	(2.35)	–	–
Period Ended March 31, 2002**	$25.00	2.46		6.12	8.58	(2.48)	–	(0.04)

*	A nine month period due to year end change from March 31 to December 31.
**	From commencement of operations on April 3, 2001.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Excludes dividend and interest expense.
(e)	Includes dividend and interest expense.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Computed using the average share method.
†	Less than $0.01 per share.

See accompanying notes to the financial statements.

from					Ratios/Supplemental Data
Total Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return (a)(b)	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets (c)(e)	Ratio of Net Investment Income to Average Net Assets (c)(e)	Portfolio Turnover (f)
(1.26)	–	†	$36.51	14.94%	$565,640	1.47%	2.05%	7.03%	16.43%
(3.65)	–		$37.07	11.30%	$534,973	1.60%	2.32%	7.49%	37.74%
(2.48)	–		$36.76	21.21%	$474,117	1.60%	2.01%	6.34%	22.49%
(2.54)	–		$32.50	12.74%	$263,459	1.60%	2.18%	8.73%	49.59%
(2.62)	–		$31.18	36.37%	$119,483	1.60%	2.16%	11.00%	33.27%

(1.14)	–	†	$36.26	14.11%	$84,709	2.22%	2.80%	6.33%	16.43%
(3.38)	–		$36.84	10.45%	$83,185	2.35%	3.07%	6.73%	37.74%
(2.29)	–		$36.57	20.54%	$64,900	2.35%	2.77%	5.54%	22.49%
(2.34)	–		$32.35	11.89%	$39,973	2.35%	3.00%	7.75%	49.59%
(2.49)	–		$31.08	35.41%	$11,049	2.35%	3.04%	9.94%	33.27%

(1.14)	–	†	$36.19	14.06%	$245,335	2.22%	2.80%	6.34%	16.43%
(3.38)	–		$36.77	10.43%	$236,965	2.35%	3.07%	6.73%	37.77%
(2.29)	–		$36.51	20.54%	$195,153	2.35%	2.77%	5.61%	22.49%
(2.35)	–		$32.30	11.87%	$98,752	2.35%	3.00%	7.85%	49.59%
(2.52)	–		$31.06	35.42%	$29,499	2.35%	3.00%	10.07%	33.27%

KENSINGTON SELECT INCOME FUND

OTHER SHARE CLASS RESULTS (Unaudited)

AVERAGE ANNUAL RETURN FOR PERIODS ENDED JUNE 30, 2005 WITH ALL DISTRIBUTIONS REINVESTED	ONE YEAR	THREE YEAR	SINCE INCEPTION[1] (3/30/01)
CLASS B SHARES not reflecting CDSC[2]	14.11%	12.27%	18.38%
reflecting applicable CDSC	9.11%	11.47%	18.10%

CLASS C SHARES not reflecting CDSC[2]	14.06%	12.26%	18.37%
reflecting applicable CDSC	13.06%	12.26%	18.37%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

[1]	While the Class B and Class C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.

[2]	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

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KENSINGTON SELECT INCOME FUND

RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN FOR PERIODS ENDED JUNE 30, 2005 WITH ALL DISTRIBUTIONS REINVESTED	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION (9/15/99)
Strategic Realty Fund at NAV	31.71%	18.43%	20.70%	25.45%
with sales load	24.16%	16.12%	19.28%	24.17%
NAREIT Composite Index[1]	30.08%	20.28%	20.71%	19.41%
S&P 500[2]	6.32%	8.25%	–2.37%	–0.21%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%.

[1]	The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971.

[2]	The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

Results for other share classes can be found on page 56.

PORTFOLIO HOLDINGS % OF NET INVESTED BY PROPERTY TYPE

As of 6/30/05. Portfolio holdings subject to change.

GROWTH OF A $10,000 INVESTMENT
Period from Fund inception on September 15, 1999 to June 30, 2005

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971. The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended June 30, 2005:

CLASS A SHARES*	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION (9/15/99)
reflecting 5.75% maximum sales charge	24.16%	16.12%	19.28%	24.17%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*	Performance for other share classes can be found on page 56.

KENSINGTON STRATEGIC REALTY FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Strategic Realty Fund is designed for investors seeking total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital. The Fund may invest in both REIT common and preferred stocks as well as utilize hedging strategies to mitigate risk.

Through the first six months of 2005, the Fund met its total return objective, returning 5.06%1, slightly ahead of the 4.90% return from the NAREIT Composite Index2.

INVESTMENT STRATEGY

Over the last nine months, we have positioned the Fund to take advantage of continued economic growth by focusing on three specific themes:

•	Office companies, which we expect to benefit from gains in occupancy as new jobs are created.

•	Companies with shorter leases, such as hotel companies. Shorter leases allow companies to more quickly convert economic growth into increased rent. The hotel sector is experiencing a solid rebound after poor performance over the prior three-plus years.

•	Mortgage REITs, specifically companies that originate and sell commercial mortgages while also retaining residual interests that generate equity-like returns. These type of mortgage companies tend to react less to changes in interest rates and more so to changes in credit quality. These companies should benefit from credit quality improvement as real estate fundamentals progress.

The foremost contributors to positive performance were the office and mortgage sectors. The hotel sector lagged the benchmark, hindering Fund returns, though our overall outlook remains optimistic on the group. Hotel companies have largely reported very strong second quarter earnings, and a few have announced or increased stock buybacks. We view these as positive indicators for the near future.

OUTLOOK

The decision we made in late 2004 to trade some income for increased growth potential has been working well. Since September 30, 2004 through June 30, 2005, the Fund has outperformed its benchmark by over 475 basis points, posting a total return of over 24.27% versus the NAREIT Composite Index return of 19.95%.

Given Strategic Realty’s primary objective of total return, this trade off between current income and growth potential in the securities held by the Fund is an ongoing consideration. This recent shift toward more growth-oriented investments has resulted in a meaningful exposure to hotel companies. We believe these are excellent investments from a total return standpoint; however, these companies historically pay very little if any current dividends. This has resulted in a decrease in dividends received by the Fund. If the Fund maintains its allocation to growth-oriented positions throughout the rest of the year, a review of the quarterly dividend rate may be necessary. It is important to note that if the Fund’s dividend rate is adjusted later this year, it will be the result of our intentional repositioning efforts. It would not be due in any way to a change in quality of underlying investments.

IN CONCLUSION

Over the next three to five years, we believe an expanding economy and job growth will support attractive risk-adjusted real estate performance relative to stock and bond alternatives. We note that since its inception, the Fund has maintained one of the highest yields of all REIT mutual funds, while generating total annual returns in excess of 20%. We remain confident that our value driven investment approach enables us to provide a compelling investment opportunity.

PAUL GRAY
Portfolio Manager

[1]	Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge but after fees and expenses). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for A shares is 31.71% (24.16% reflecting the maximum sales charge). Past performance is not predictive of future performance.

[2]	Source: NAREIT. The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The NAREIT index excludes brokerage commissions or other fees. The index does not reflect the deduction of expenses associated with a mutual fund. An investor cannot invest directly in an index. The index was developed with a base value as of December 1971.

KENSINGTON STRATEGIC REALTY FUND

EXPENSE EXAMPLE

As a shareholder of the Kensington Strategic Realty Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were include, your costs would have been higher.

Kensington Strategic Realty Fund Class A	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,050.60	$16.63
Hypothetical (5% return before expenses)	$1,000.00	$1,008.58	$16.29

Kensington Strategic Realty Fund Class B	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,046.70	$20.40
Hypothetical (5% return before expenses)	$1,000.00	$1,004.86	$19.98

Kensington Strategic Realty Fund Class C	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,046.70	$20.40
Hypothetical (5% return before expenses)	$1,000.00	$1,004.86	$19.98

*	Expenses are equal to the Fund’s annualized expense ratio of 3.27% for Class A, 4.02% for Class B and 4.02% for Class C multiplied by the average account value over the period, multiplied by 181/365 in the most recent fiscal half-year/365 to reflect the one-half year period.

KENSINGTON STRATEGIC REALTY FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2005 (Unaudited)

	Shares	Market Value($)
Real Estate Common Stock (115.1%)

Diversified (10.8%)
Alexander & Baldwin, Incorporated[1]	298,200	13,821,570
Cousins Properties, Incorporated	623,100	18,431,298
Duke-Weeks Realty Corporation	279,800	8,858,468
First Union Real Estate Investments[2]	3,268,350	12,419,730
Vornado Realty Trust[1]	192,100	15,444,840
		68,975,906
Healthcare (3.1%)
LTC Properties, Incorporated[1]	259,300	5,367,510
Medical Properties Trust 144A3,4	1,096,100	11,015,805
Omega Healthcare Investors, Incorporated	291,900	3,753,834
		20,137,149
Hotel (26.6%)
Ashford Hospitality Trust, Incorporated	1,880,600	20,310,480
Diamondrock Hospitality Company	493,700	5,578,810
Diamondrock Hospitality Company 144A3,4	465,000	5,254,500
Gaylord Entertainment Company	232,100	10,790,329
Hersha Hospitality Trust	1,428,000	13,623,120
Highland Hospitality Corporation	474,900	4,962,705
Hilton Hotels Corporation	668,500	15,943,725
Host Marriot Corporation	1,129,529	19,766,758
Kerzner International Limited[1,2]	401,500	22,865,425
La Quinta Properties Corporation[1]	1,847,800	17,239,974
Starwood Hotels & Resorts Worldwide, Incorporated[1]	341,700	20,013,369
Sunstone Hotel Investors, Incorporated	548,900	13,316,314
		169,665,509
Industrial (8.6%)
AMB Property Corporation[1]	297,800	12,933,454
Bedford Properties Investors, Incorporated	403,000	9,277,060
First Potomac Realty Trust	308,400	7,648,320
ProLogis Trust[1]	618,100	24,872,344
		54,731,178
Mortgage (16.5%)
Anthracite Mortgage Capital, Incorporated	1,301,900	15,427,515
Arbor Realty Trust, Incorporated 144A3	546,640	15,688,568
Bimini Mortgage Management, Incorporated	405,600	5,718,960
Bimini Mortgage Management, Incorporated 144A3	580,000	8,178,000
Capital Trust, Incorporated – Class A	370,200	12,368,382
Gramercy Capital Corporation	306,800	7,504,328
JER Investors Trust, Incorporated 144A3	242,000	3,617,900
Luminent Mortgage Capital, Incorporated 144A3	1,640,267	17,698,481
Newcastle Investment Corporation	310,000	9,346,500
Taberna Realty Finance Trust 144A3	965,400	9,654,000
		105,202,634

See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2005 (Unaudited) (continued)

	Shares	Market Value($)
Multifamily (5.5%)
BNP Residential Properties, Incorporated	250,400	4,006,400
Camden Property Trust	195,300	10,497,375
Equity Residential Properties Trust[1]	561,100	20,659,702
		35,163,477
Net Lease (1.3%)
Spirit Finance Corporation	715,200	8,403,600

Office (22.7%)
American Financial Realty Trust	643,100	9,890,628
Arden Realty, Incorporated	269,100	9,682,218
Asset Capital Corporation, Incorporated 144A3	1,580,000	13,430,000
BioMed Realty Trust, Incorporated	632,800	15,092,280
Brandywine Realty Trust	388,500	11,907,525
Brookfield Properties Corporation	519,100	14,950,080
CRT Properties, Incorporated	1,004,165	27,413,705
Equity Office Properties Trust	142,400	4,713,440
Mack-Cali Realty Corporation	266,300	12,063,390
Prentiss Properties Trust	355,990	14,065,476
Reckson Associates Realty Corporation	347,700	11,665,335
		144,874,077
Retail (20.0%)
Acadia Realty Trust	682,700	12,732,355
Feldman Mall Properities, Incorporated	848,400	11,835,180
General Growth Properties, Incorporated[1]	743,690	30,558,222
Kimco Realty Corporation	156,100	9,195,851
Kite Realty Group Trust	507,600	7,614,000
Ramco-Gershenson Properties Trust	312,900	9,161,712
Simon Property Group, Incorporated[1]	345,400	25,038,046
The Macerich Company	325,400	21,818,070
		127,953,436
Total Real Estate Common Stock		735,106,966

Real Estate Preferred Stock (9.7%)

Diversified (0.8%)
Taberna Preferred Funding II, Ltd., Series 144A3	5,000	5,000,000

Hotel (0.7%)
WestCoast Hospitality Corporation, Series A, 9.50%	158,500	4,216,100

Mortgage (2.8%)
IMPAC Mortgage Holdings, Incorporated, Series C, 9.125%	300,000	7,608,000
Newcastle Investment Corporation, Series B, 9.75%	122,000	3,281,800
Novastar Financial, Incorporated, Series C, 8.90%[1]	285,000	7,310,250
		18,200,500

See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2005 (Unaudited) (continued)

	Shares	Market Value($)
Multifamily (1.2%)
Mid-America Apartment Communities, Incorporated, Series H, 8.30%	295,000	7,670,000
Office (1.5%)
Maguire Properties, Incorporated, Series A, 7.625%	388,700	9,826,336
Other (1.5%)
Entertainment Properties Trust, Series A, 9.50%	358,400	9,680,383
Retail (1.2%)
Pennsylvania Real Estate Investment Trust, Series A, 11.00%	123,900	7,310,100
Total Preferred Stocks		61,902,969
Total Investments in Securities (cost $690,558,575)[5] – 124.8%		797,009,935
Liabilities in excess of Other Assets – (24.8%)		(158,536,981)
NET ASSETS – 100.0%		$638,472,954

[1]	All or a portion of the security was on loan at June 30, 2005.

[2]	Represents non-income producing securities.

[3]	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.

[4]	The Adviser, using Board approved procedures, has determined all or a portion of the security to be illiquid.

[5]	The aggregate cost of securities for federal income tax purposes was $693,299,450. Net unrealized appreciation/depreciation for federal income tax purposes at June 30, 2005 is as follows:

Unrealized appreciation	$111,150,793
Unrealized depreciation	(7,440,308)
Net unrealized appreciation	103,710,485

Securities Sold Short (6.54%)
Hotel (0.4%)
LaSalle Hotel Properties	86,000	2,821,660
Multifamily (1.4%)
Apartment Investment & Management Company	222,100	9,088,332
Office (0.4%)
Corporate Office Properties Trust	93,800	2,762,410
Retail (1.4%)
CBL & Associates Properties, Incorporated	95,800	4,126,106
Taubman Centers, Incorporated	145,100	4,946,459
		9,072,565
Storage (2.8%)
Public Storage, Incorporated	241,500	15,274,875
Shurgard Storage Centers, Incorporated	60,400	2,775,984
		18,050,859
Total Securities Sold Short (Proceeds $39,943,294)		$41,795,826

See accompanying notes to the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (Unaudited)

ASSETS
Investments, at value[1] (cost $690,558,575)	$797,009,935
Collateral for securities loaned, at value	156,649,458
Deposits with broker and custodian bank for securities sold short	33,549,051
Interest and dividends receivable	4,896,756
Receivable for investments sold	74,362,369
Receivable for capital shares issued	882,610
Prepaid expenses	26,056
Total Assets	1,067,376,235
LIABILITIES
Demand loan payable to bank	196,972,333
Securities sold short (proceeds $39,943,294)	41,795,826
Payable for return of collateral received for securities on loan	156,649,458
Payables for investments purchased	31,223,869
Payable for capital shares redeemed	378,289
Accrued expenses and other payables
Interest expense	524,462
Investment advisory fees	884,159
Distribution fees	272,203
Administration, fund accounting and transfer agent fees	101,523
Administrative services plan fee	34,035
Other	67,124
Total Liabilities	428,903,281
NET ASSETS	$638,472,954
Capital	$498,422,130
Distributions in excess of net investment income	(4,121,299)
Undistributed net realized gains on investments, options, and securities sold short	39,573,297
Net unrealized appreciation on investments, options and securities sold short	104,598,826
Net Assets	$638,472,954
Class A
Net Assets	$422,558,485
Shares outstanding	8,067,658
Redemption price per share	$52.38
Maximum Sales Charge – Class A	5.75%
Maximum Offering Price [100%/(100% – Maximum Sales Charge) of net asset value adjusted to the nearest cent] per share	$55.58
Class B
Net Assets	$60,651,892
Shares outstanding	1,168,251
Offering price and redemption price per share[2]	$51.92
Class C
Net Assets	$155,262,577
Shares outstanding	2,992,340
Offering price and redemption price per share[2]	$51.89

[1]	Includes securities on loan of $153,917,224,
[2]	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005 (Unaudited)

INVESTMENT INCOME
Dividend income	$19,275,597
Interest income	486,676
Total Investment Income	19,762,273

EXPENSES
Investment advisory fees	4,223,457
Distribution fees
Class A	485,636
Class B	284,165
Class C	709,709
Administration, fund accounting and transfer agent fees	328,851
Administrative services plan fees	70,453
Custodian fees	66,413
Legal fees	44,743
Printing fees	41,461
State Registration fees	10,233
Audit fees	27,231
Insurance expense	12,607
Trustees’ fees	7,052
Dividend expense on securities sold short	791,593
Interest expense	3,230,336
Other expenses	11,281
Net Expenses	10,345,221
Net Investment Income	9,417,052

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT
Net realized gains from investments and options	41,319,843
Net realized losses from securities sold short	(1,553,236)
Change in unrealized appreciation (depreciation) from investments, options and securities sold short	(19,639,140)
Net realized/unrealized gain from investments, options and securities sold short	20,127,467
Change in net assets resulting from operations	$29,544,519

See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)	YEAR ENDED DECEMBER 31, 2004
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$9,417,052	$22,058,951
Net realized gains from investments and options	41,319,843	59,875,968
Net realized losses from securities sold short	(1,553,236)	(15,709,365)
Change in unrealized appreciation (depreciation) from investments, options and securities sold short	(19,639,140)	61,243,340
Change in net assets resulting from operations	29,544,519	127,468,894

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(9,430,412)	(16,774,005)
From net realized gains from investments and securities sold short	–	(28,111,681)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(1,165,347)	(2,205,256)
From net realized gains from investments and securities sold short	–	(4,225,711)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(2,942,592)	(5,165,853)
From net realized gains from investments and securities sold short	–	(10,201,860)
Change in net assets from distributions to shareholders	(13,538,351)	(66,684,366)

CAPITAL TRANSACTIONS
Proceeds from shares issued	68,833,302	191,257,641
Shares issued in reinvestment of distributions	10,604,313	55,682,291
Payments for shares redeemed	(64,671,145)	(109,972,920)
Redemption fees	9,105	–
Change in net assets from capital transactions	14,775,575	136,967,012
Change in net assets	30,781,743	197,751,540

NET ASSETS
Beginning of period	607,691,211	409,939,671
End of period	$638,472,954	$607,691,211
Distributions in excess of net investment income	$(4,121,299)	$–

See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)	YEAR ENDED DECEMBER 31, 2004
CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$51,140,389	$143,855,091
Dividends reinvested	7,307,765	37,111,437
Cost of shares redeemed	(48,032,235)	(87,089,226)
Redemption fees	7,428	–
Change	10,415,919	$93,877,302
Class B:
Proceeds from shares issued	$2,411,713	$9,496,962
Dividends reinvested	915,791	5,379,939
Cost of shares redeemed	(4,083,000)	(6,311,956)
Redemption fees	11	–
Change	$(755,485)	$8,564,945
Class C:
Proceeds from shares issued	$15,281,200	$37,905,588
Dividends reinvested	2,380,757	13,190,915
Cost of shares redeemed	(12,555,910)	(16,571,738)
Redemption fees	1,666	–
Change	$5,107,713	$34,524,765

SHARE TRANSACTIONS:
Class A:
Issued	1,039,857	3,069,115
Reinvested	146,052	769,194
Redeemed	(983,340)	(1,876,439)
Change	202,569	1,961,870
Class B:
Issued	49,557	204,152
Reinvested	18,463	112,214
Redeemed	(83,831)	(139,428)
Change	(15,811)	176,938
Class C:
Issued	313,257	817,217
Reinvested	47,998	275,229
Redeemed	(258,168)	(357,740)
Change	103,087	734,706

See accompanying notes to the financial statements.

STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2005 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income	$9,417,052
Adjustments to reconcile net investment income to net cash used in operating activities:
Purchases of investment securities	(782,789,249)
Proceeds from disposition of investments, options and securities sold short	860,793,029
Increase in deposits with broker and custodian bank for securities sold short	7,693,783
Increase in interest and dividends receivable	572,397
Increase in accrued expenses and other payables	174,545
Net cash used in operating activities	95,861,557

CASH FLOWS FROM FINANCING ACTIVITIES:
Demand loan payable	(97,135,548)
Proceeds from shares issued	69,065,199
Cost of shares redeemed	(64,857,170)
Cash distributions paid	(2,934,038)
Net cash provided by financing activities	(95,861,557)
Change in cash	–

CASH:
Beginning balance	–
Ending balance	$–

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income of $10,604,313.

See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Less Dividends
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized/ and Unrealized Gains (Losses) on Investments, Options and Securities Sold Short	Total From Investment Activities	Net Investment Income	Net Realized Gains
Kensington Strategic Realty Fund Class A
Period Ended June 30, 2005 (Unaudited)	$51.06	0.84	(g)	1.66	2.50	(1.18)	–
Year Ended December 31, 2004	$45.34	2.21	(g)	9.73	11.94	(2.39)	(3.83)
Period Ended December 31, 2003*	$37.32	1.51		9.88	11.39	(1.90)	(1.47)
Year Ended March 31, 2003	$41.27	2.17		(2.12)	0.05	(2.51)	(1.49)
Year Ended March 31, 2002	$36.22	1.64		7.30	8.94	(2.47)	(1.42)
Year Ended March 31, 2001	$29.46	2.36		7.64	10.00	(2.52)	(0.72)

Kensington Strategic Realty Fund Class B
Period Ended June 30, 2005 (Unaudited)	$50.63	0.65	(g)	1.64	2.29	(1.00)	–
Year Ended December 31, 2004	$45.02	1.83	(g)	9.66	11.49	(2.05)	(3.83)
Period Ended December 31, 2003*	$37.09	1.27		9.80	11.07	(1.67)	(1.47)
Year Ended March 31, 2003	$41.06	1.82		(2.06)	(0.24)	(2.24)	(1.49)
Year Ended March 31, 2002	$36.09	1.39		7.22	8.61	(2.22)	(1.42)
Year Ended March 31, 2001	$29.42	2.17		7.54	9.71	(2.32)	(0.72)

Kensington Strategic Realty Fund Class C
Period Ended June 30, 2005 (Unaudited)	$50.60	0.65	(g)	1.64	2.29	(1.00)	–
Year Ended December 31, 2004	$44.99	1.84	(g)	9.65	11.49	(2.05)	(3.83)
Period Ended December 31, 2003*	$37.07	1.28		9.78	11.06	(1.67)	(1.47)
Year Ended March 31, 2003	$41.04	1.81		(2.05)	(0.24)	(2.24)	(1.49)
Year Ended March 31, 2002	$36.07	1.37		7.23	8.60	(2.21)	(1.42)
Year Ended March 31, 2001	$29.40	2.17		7.54	9.71	(2.32)	(0.72)

*	A nine month period due to year end change from March 31 to December 31.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Excludes dividend and interest expense.
(e)	Includes dividend and interest expense.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Computed using the average share method.
†	Less than $0.01 per share.

See accompanying notes to the financial statements.

from					Ratios/Supplemental Data
Total Distributions	Redemp- tion Fees		Net Asset Value, End of Period	Total Return (a)(b)	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets (c)(e)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (f)

(1.18)	–	†	$52.38	5.06%	$422,558	1.90%	3.27%	3.46%	98.15%
(6.22)	–		$51.06	27.63%	$401,565	1.27%	2.49%	4.75%	173.21%
(3.37)	–		$45.34	31.15%	$267,657	1.77%	2.94%	4.63%	87.07%
(4.00)	–		$37.32	0.13%	$170,383	2.44%	4.07%	5.41%	213.45%
(3.89)	–		$41.27	25.83%	$172,682	3.18%	3.82%	4.02%	190.84%
(3.24)	–		$36.22	34.94%	$ 90,628	2.83%	4.29%	7.72%	206.02%

(1.00)	–	†	$51.92	4.67%	$ 60,652	2.65%	4.02%	2.68%	98.15%
(5.88)	–		$50.63	26.67%	$ 59,943	2.02%	3.24%	4.00%	173.21%
(3.14)	–		$45.02	30.40%	$ 45,340	2.52%	3.69%	3.87%	87.07%
(3.73)	–		$37.09	(0.60)%	$ 28,926	3.19%	4.85%	4.63%	213.45%
(3.64)	–		$41.06	24.87%	$ 23,993	3.93%	4.57%	3.44%	190.84%
(3.04)	–		$36.09	33.94%	$ 10,867	3.63%	5.24%	6.74%	206.02%

(1.00)	–	†	$51.89	4.67%	$155,263	2.65%	4.02%	2.72%	98.15%
(5.88)	–		$50.60	26.69%	$146,183	2.02%	3.24%	4.00%	173.21%
(3.14)	–		$44.99	30.39%	$ 96,943	2.52%	3.68%	3.94%	87.07%
(3.73)	–		$37.07	(0.60)%	$ 54,913	3.19%	4.85%	4.58%	213.45%
(3.63)	–		$41.04	24.85%	$ 42,329	3.93%	4.57%	3.38%	190.84%
(3.04)	–		$36.07	33.96%	$ 20,898	3.61%	5.19%	6.78%	206.02%

KENSINGTON STRATEGIC REALTY FUND

OTHER SHARE CLASS RESULTS (Unaudited)

AVERAGE ANNUAL RETURN FOR PERIODS ENDED JUNE 30, 2005 WITH ALL DISTRIBUTIONS REINVESTED	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION (9/15/99)
CLASS B SHARES not reflecting CDSC*	30.71%	17.56%	19.81%	24.53%
reflecting applicable CDSC	25.71%	16.83%	19.61%	24.47%

CLASS C SHARES not reflecting CDSC*	30.72%	17.56%	19.80%	24.52%
reflecting applicable CDSC	29.72%	17.56%	19.80%	24.52%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

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THE KENSINGTON FUNDS

NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

1.  ORGANIZATION
The Kensington Funds (the “Funds”) were organized on April 1, 2003 as a Delaware statutory trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The accompanying financial statements are those of the Kensington Real Estate Securities Fund, the Kensington Select Income Fund, and the Kensington Strategic Realty Fund (individually, a “Fund”, collectively, the “Funds”). Prior to April 1, 2003, the Funds were a separate series of the Coventry Group, a Massachusetts business trust, registered under the 1940 Act as a diversified, open-end management investment company. The Funds are authorized to issue an unlimited number of beneficial interest with no par value. Each Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a maximum deferred sales charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING PRINCIPLES
The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION
The Funds invest primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. Portfolio equity securities for which market quotations are readily available are valued based upon their last sales price in their principal market. Lacking any sales, these securities are valued at the mean between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgement of Kensington Investment Group, Inc. (the “Adviser”) under the supervision of the Funds’ Board of Trustees (the “Board”).

REPURCHASE AGREEMENTS
The Funds may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund’s behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Advisor to be creditworthy pursuant to guidelines established by the Board.

SECURITY TRANSACTIONS AND RELATED INCOME
Security transactions are recorded for no later than one day after trade date. However, for financial reporting purposes, security transactions are accounted for on trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

WRITTEN OPTIONS
Each Fund may purchase options, write (sell) “covered” call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by decline in the market value of the underlying security during the option period. A Fund will realize a profit or loss from a closing purchase option if the cost of the transaction is less or more than the premium received from the writing of the option. During the six months ended June 30, 2005, only Kensington Strategic Realty Fund held options.

THE KENSINGTON FUNDS

The following is a summary of option activity for the six months ended June 30, 2005, by the Fund:

Kensington Strategic Realty Fund
Call Options	Contract	Premiums
Balance at beginning of year	500	$47,308
Options written	–	–
Options closed	–	–
Options expired	(500)	(47,308)
Options Exercised	–	–
Options outstanding at the end of year	–	–

SHORT SALE TRANSACTIONS

A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash or obligations of the U.S. Government, its agencies or instrumentalities sufficient to collateralize its obligation on the short positions.

RESTRICTED SECURITIES
A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. On June 30, 2005, the Kensington Real Estate Securities Fund, Kensington Select Income Fund and Kensington Strategic Realty Fund held restricted securities representing 2.5%, 8.1% and 11.4% of net assets, respectively. The restricted securities held as of June 30, 2005 are identified below:

Security	Acquisition Date	Acquisition Cost	Number of Shares	Value
Kensington Real State Securities Fund
Medical Properties Trust	03/04	$1,441,750	142,900	$1,436,145

Kensington Select Income Fund
Bedford Property Investors, Incorporated, Series A, 8.75%	07/03	$20,000,000	400,000	$19,837,520
Resource Capital Corporation	03/05	$6,375,000	425,000	$6,375,000
Spirit Finance Corporation	12/03	$14,344,006	1,434,400	$16,854,200
Taberna Preferred Funding II 2005-2A F, 8.549%, 11/5/03	06/05	$27,000,000	27,000,000	$27,000,000

Kensington Strategic Realty Fund
Asset Capital Corporation, Inc.	06/05	$13,340,000	1,580,000	$13,430,000
Arbor Realty Trust	07/04	$5,523,000	441,840	$12,680,808
Bimini Mortgage Management, Incorporated	01/04	$8,700,000	580,000	$8,178,000
DiamondRock Hospitality Company	06/04	$4,650,000	465,000	$5,254,500
JER Investors Trust, Incorporated	05/04	$3,630,000	242,000	$3,617,900
Medical Properties Trust	03/04	$10,961,000	1,096,100	$11,015,805
Luminent Mortgage Capital, Incorporated	06/03	$5,347,000	355,300	$3,833,687
Taberna Realty Finance Trust	06/05	$9,654,000	965,400	$9,654,000
Taberna Preferred Funding II Pfd Shares	06/05	$5,000,000	5,000	$5,000,000

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income, if any, are declared and paid quarterly and net realized capital gains, if any, are declared and distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP.

SECURITIES LENDING
To generate additional income, the Kensington Select Income Fund and Kensington Strategic Realty Fund may lend up to 33.33% of the value of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Funds at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan.

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in

THE KENSINGTON FUNDS

the judgement of the Adviser, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered illiquid investments. As of June 30, 2005, the Funds had equity securities on loan as follows:

Fund	Market Value	Collateral
Kensington Select Income Fund	$3,469,347	$3,585,575	*
Kensington Strategic Realty Fund	$153,917,224	$156,649,458

*	The cash collateral received was invested in repurchase agreements at June 30, 2005.

EXPENSES
Expenses that are directly related to a Fund are charged directly to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class.

REDEMPTION FEES
The Funds impose a short-term redemption fee on shares purchased and held less than 75 days. The fee is 1% of the redemption value and is deducted from the redemption proceeds.

ADMINISTRATIVE SERVICES PLAN
The Funds have adopted an Administrative Services Plan pursuant to which each Fund (or Class of shares thereof) is authorized to make payments to certain entities which may include banks, broker-dealers and other types of service providers for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of Administrative Services Plan, each Fund (or Class of shares thereof) is authorized to make payments up to a maximum rate of .25% of the average daily net assets of the Fund attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan.

3.  PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 2005 were as follows:

Fund	Purchases	Sales
Kensington Real Estate Securities Fund	$27,616,036	$22,610,132
Kensington Select Income Fund	$161,142,643	$246,226,349
Kensington Strategic Realty Fund	$773,928,024	$812,389,824

4.  RELATED PARTY TRANSACTIONS
Investment advisory services are provided to the Funds by the Adviser, who receives a management fee for their services, under the Investment Advisory Agreements for each Fund (the “Advisory Agreements”). The fees, which are computed daily and paid monthly, are at the following annual rates for each Fund, calculated as a percentage of the particular Fund’s average daily net assets: Real Estates Securities Fund, 0.85%; Select Income Fund, 1.00%; and Strategic Realty Fund, 1.50% (subject to performance adjustments).

For the services provided pursuant to the Investment Advisory Agreement for the Strategic Realty Fund, the Fund pays the Adviser a fee (the “Total Fee”) composed of: (1) a base fee, calculated daily and paid at the end of each calendar month, at a rate equal on an annual basis to 1.50% of the Fund’s average daily net assets (the “Base Fee”), and (2) a Performance Adjustment that will add to or subtract from the Base Fee depending on the performance of Class A shares of the Fund relative to the National Association of Real Estate Investment Trust (“NAREIT”) Composite Index (“Index”) for the preceding twelve month period.

A Performance Adjustment will be made at the end of each calendar month based on the performance of Class A shares relative to the Index for the preceding twelve months, to determine the Total Fee payable for that month.

The Performance adjustment will be a positive or negative amount equal to 15% (rounded to the third decimal place) of the difference between the performance of Class A shares of the Fund and the performance of the Index for the previous twelve month period. The adjustment is limited to a maximum positive or negative adjustment of 1.0%.

The Adviser has contractually agreed, until December 31, 2007, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Fund Operating Expenses as noted below, excluding increases due to performance fee adjustments, brokerage costs, interest, taxes, and dividends and extraordinary expenses:

Fund		Total Operating Expense
Kensington Real Estate Securities Fund	Class A	1.45%
Kensington Real Estate Securities Fund	Class B	2.20%
Kensington Real Estate Securities Fund	Class C	2.20%
Kensington Select Income Fund	Class A	1.60%
Kensington Select Income Fund	Class B	2.35%
Kensington Select Income Fund	Class C	2.35%
Kensington Strategic Realty Fund	Class A	2.25%
Kensington Strategic Realty Fund	Class B	3.00%
Kensington Strategic Realty Fund	Class C	3.00%

THE KENSINGTON FUNDS

The Funds have agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the above limits. For the six months ended June 30, 2005, the amounts reimbursed to the Advisor remaining available for reimbursement were as follows:

Fund	Reimbursed To Adviser Period Ended June 30, 2005	Remaining Available for Reimbursement
Kensington Real Estate Securities Fund	$17,458	$162,675

The Adviser has informed the Funds’ Board of Trustees that it has received an inquiry from the staff of the Securities and Exchange Commission (“Staff”) regarding the advisory fee computations for the Strategic Realty Fund made by the prior Fund administrator. Specifically, the Staff has expressed the belief that the advisory fee computations by the prior Fund administrator may be incorrect. Discussions with the Staff are ongoing, and the outcome of those discussions will determine the remedial steps, if any, to be taken.

US Bancorp Fund Services, LLC (“USBFS”) serve as the Funds’ administrator pursuant to an Administration Agreement (the “Administration Agreement”). USBFS also serve as transfer agent and fund accountant under the Transfer Agency Agreement and Fund Accounting Agreement. USBFS received fees for its services as Administrator and for its services under the Transfer Agency Agreement and Fund Accounting Agreement pursuant to an Omnibus Fee Agreement. For its services, the Funds pay USBFS an annual fee equal to 0.12% of the first $1.25 billion of the average daily net assets, 0.08% of the next $1.75 billion, 0.06% thereafter

Quasar Distributors, LLC, an affiliate of USBFS, serve as the Funds’ principal distributor (the “Distributor”). The Trust had entered into a Distribution Plan (the “Plan”) which is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Funds paid a monthly fee to the Distributor in annual rates equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively.

Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Trust for serving in their respective roles. An officer of the Adviser and the Trust serves as the Trust’s Chief Compliance Officer and receives an annual compensation of $100,000 from the Trust. Each of the Non-Interested Trustees receives a $3,000 fee for each Board meeting attended and any travel expenses incurred, which is allocated amongst the Funds. The Chairman of the Audit Committee receives $500 for each Board meeting attended. If all quarterly meetings are attended, total annual compensation for each Non-Interested Trustee is $12,000 ($14,000 for the Audit Committee Chairman) before travel expenses.

5.  CONCENTRATION OF CREDIT RISK
Each Fund invests a substantial portion of assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by economic developments in the real estate industry than would a diversified equity fund.

6.  LEVERAGE
The Kensington Select Income Fund and Kensington Strategic Realty Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

Each of the Kensington Select Income Fund and Kensington Strategic Realty Fund maintains a line of credit with Custodial Trust Company up to a maximum amount of 33.33% of each Fund’s assets (total assets including borrowings, less liabilities exclusive of borrowings). Borrowings under this arrangement bear interest ranging from 0.625% to 0.75% above the Fed Funds rate. The average interest rate charged and the average outstanding demand loan payable to Custodial Trust Company for the six months ended June 30, 2005 was as follows:

Fund	Average Interest Rate	Average Outstanding Demand Loan Payable
Kensington Select Income Fund	3.39%	$128,398,681
Kensington Strategic Realty	3.41%	$192,189,985

7.  FEDERAL TAX INFORMATION
It is the policy of the Funds to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

As of the latest tax year ended December 31, 2004, the Funds did not have any net capital loss carry forwards available to offset future realized gains.

THE KENSINGTON FUNDS

8.  MERGER
On March 24, 2005, the Kensington Real Estate Securities Fund (the “Acquiring Fund”) acquired all of the net assets of the Victory Real Estate Fund (the “Acquired Fund”) in a tax-free exchange of shares pursuant to an agreement and plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Acquiring Fund’s Schedule of Changes in Net Assets.

The Acquiring Fund issued 427,277 Class A shares (valued at $15,454,613) for 563,405 Class A shares and 460,794 Class R shares of the Acquired Fund and issued 17,039 Class C shares (valued at $612,905) for 40,750 Class C shares of the Acquired Fund outstanding on March 24, 2005. The Acquired Fund’s net assets on that date of $16,067,518, including $4,023,173 of net unrealized appreciation were combined with those of the Acquiring Fund. The aggregate net assets of the Acquiring Fund immediately after the merger were $53,666,254.

OTHER DISCLOSURES (Unaudited)

1. PROXY VOTING POLICIES AND PROCEDURES
The advisor of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free 1-(800) 253-2949. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

2. PROXY VOTING RECORD
Information regarding how the advisor of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-(800) 253-2949. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

3. FORM N-Q DISCLOSURE
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE KENSINGTON FUNDS

FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll free (800) 253-2949.

Name, Address and Age	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

INTERESTED TRUSTEES
John P. Kramer* 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 47	Trustee and President	Since 2003	President, Kensington Investment Group, Inc. (since August 1993)	3	None

NON-INTERESTED TRUSTEES

Robert M. Brown 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 46	Trustee	Since 2003	Partner, VxCapital Partners (Aircraft leasing) (since March 2002); Senior Vice President, Pegusus Aviation, Inc. (Aircraft leasing) (1988–2002).	3	None

Frank C. Marinaro 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 43	Trustee	Since 2003	Portfolio Manager, Emery and Howard Portfolio Management (since 1993)	3	None

David R. Pearce 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 46	Trustee	Since 2003	Director of Finance, Weston Nurseries (since 2005); Private Investor, 2005; From 1996 to 2004, Vice President, Chief Financial Officer, and Treasurer, Geerlings & Wade (wine retailer)	3	None

*	Mr. Kramer is considered to be an “interested person” of the Trust as defined in the 1940 Act due to his employment with Kensington Investment Group, Inc., the Funds’ investment adviser.

**	Trustees hold their position with the Trust until their resignation or removal.

OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

Name, Address and Age	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past Five Years

Paul Gray 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 39	Vice President	Since 2003	From 1993 to present, Managing Director of Kensington Investment Group, Inc.

Craig M. Kirkpatrick 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 42	Vice President	Since 2003	From 1993 to present, Managing Director of Kensington Investment Group, Inc.

Cynthia M. Yee 4 Orinda Way Suite 200C Orinda, CA 94563 Age 39	Secretary, Treasurer and Chief Compliance Officer	Since 2003	From 1994 to present, Executive Vice President and Chief Financial Officer of Kensington Investment Group, Inc.

Rita Dam 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	Since 2004	From 1994 to present, Vice President of U.S. Bancorp Fund Services, LLC

Joy Ausili 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	Since 2004	From 1997 to present, Vice President of U.S. Bancorp Fund Services, LLC

Christine Radonski 615 East Michigan Street Milwaukee, WI 53202 Age: 43	Assistant Secretary	Since 2004	From 1984 to present, employee of U.S. Bancorp Fund Services, LLC

Ruth Look 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Assistant Secretary	Since 2004	From 1990 to present, employee of U.S. Bancorp Fund Services, LLC

**	Officers hold their positions with the Trust until a successor has been duly elected and qualified.

INVESTMENT ADVISER
Kensington Investment Group, Inc.
4 Orinda Way, Suite 200 C
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
Dechert LLP
1775 I Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Funds. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.

Investments in the Funds are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the Funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to tolerate changes in the value of their investments.

08/05

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have a stated policy of considering nominees recommended by shareholders of the Funds.

Item 11. Controls and Procedures.

(a)

The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 11, 2005.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Kensington Funds

By (Signature and Title) /s/ John P. Kramer

John P. Kramer, President

Date	September 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John P. Kramer

John P. Kramer, President

Date	September 6, 2005

By (Signature and Title)* /s/ Cynthia M. Yee

Cynthia M. Yee, Treasurer

Date	September 6, 2005

* Print the name and title of each signing officer under his or her signature.